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GST/HST Policy Statement P-051R2

Carrying on business in Canada

Please note that the following policy statement, although correct at the time of issue, may not have been updated to reflect any subsequent legislative changes.

Date of Revision

April 29, 2005. This policy statement cancels P-051R1, dated March 8, 1999.

Legislative Reference

Definition of “business” in subsection 123(1); subsections 143(1), 240(1) and 240(4) of the Excise Tax Act (the Act)

National Coding System File Number

11635-3

Effective Date

January 1, 1991 for GST and April 1, 1997 for HST

Table of Contents

•	Issue
•	Decision
•	Discussion
o	Carrying on a business
o	Carrying on business in Canada
o	Guidelines
•	Examples
o	Example No. 1 – Lease of Tangible Personal Property
o	Example No. 2 – Lease of Tangible Personal Property
o	Example No. 3 – Lease of Tangible Personal Property
o	Example No. 4 – Assignment of Lease
o	Example No. 5 – Renewal of Lease
o	Example No. 6 – Lease of Real Property
o	Example No. 7 – Supply of Goods By Way of Sale
o	Example No. 8 – Supply of Goods By Way of Sale
o	Example No. 9 – Supply of Goods By Way of Sale
o	Example No. 10 – Supply of Goods By Way of Sale
o	Example No. 11 – Supply of Goods By Way of Sale
o	Example No. 12 – Supply of Goods By Way of Sale
o	Example No. 13 – Supply of Goods By Way of Sale
o	Example No. 14 – Electronic Commerce – Digitized Products
o	Example No. 15 – Electronic Commerce – Software Applications
o	Example No. 16 – Electronic Commerce – Application Hosting
o	Example No. 17 – Electronic Commerce – Web Site Hosting
o	Example No. 18 – Supply of Services
o	Example No. 19 – Supply of Services
o	Example No. 20 – Supply of Services
o	Example No. 21 – Supply of Services

Issue

At issue is whether or not a non-resident person is carrying on business in Canada for GST/HST purposes. This is important in determining if the non-resident is required to register for GST/HST purposes and collect GST/HST on its taxable supplies.

Decision

The phrase "carrying on business in Canada" is not defined in the Act. Whether a person is carrying on business in Canada for GST/HST purposes is a question of fact requiring consideration of all relevant facts. This policy statement sets out factors and principles to be considered in making such a determination, be it in a traditional or electronic commerce environment.

Discussion

Every non-resident person who carries on business in Canada, other than a small supplier, must register for GST/HST purposes if the non-resident person makes a taxable supply in Canada Footnote 1.

If a non-resident person does not carry on business in Canada and has not registered voluntarily for GST/HST purposes, any supplies made in Canada by the non-resident are deemed to be made outside Canada Footnote 2 and the non-resident is consequently not required to collect tax on those supplies. Tax may nevertheless have to be paid on the taxable importation of goods Footnote 3 or self-assessed by Canadian residents on imported taxable supplies of intangible personal property and services Footnote 4. When an unregistered non-resident person purchases goods in Canada from a registrant for subsequent supply to recipients in Canada, the registrant may be liable to collect tax from the non-resident generally calculated on the fair market value of the goods under the GST/HST drop-shipment rules Footnote 5.

Even if a non-resident person is not carrying on business in Canada, the non-resident may register voluntarily for GST/HST if in the ordinary course of carrying on business outside Canada, the non-resident regularly solicits orders for the supply by the non-resident of tangible personal property for export to, or delivery in, Canada, or has entered into an agreement for the supply by the person of services to be performed in Canada or of intangible personal property to be used in Canada Footnote 6.

Prior to considering whether a non-resident person is "carrying on business in Canada", it is necessary to establish whether that non-resident is engaged in a "business", and whether that business is "carried on".

It should first be noted that the definition of "business" in the Act as set out below differs from the definition of that term in the Income Tax Act Footnote 7. The Act does not have the extended definition of "carrying on business" that is contained in the Income Tax Act Footnote 8. Therefore, a non-resident person considered to be carrying on business for income tax purposes is not necessarily considered to be carrying on business for GST/HST purposes. On the other hand, unlike the definition in the Income Tax Act, the definition of “business” in the Act also includes any activity engaged in on a regular or continuous basis that involves the supply of property by way of lease, licence or similar arrangement. Therefore, where it is determined that a non-resident person is carrying on business in Canada for GST/HST purposes, this does not necessarily mean that the non-resident is considered to be carrying on business in Canada for income tax purposes.

It is also important to note that there are specific provisions in the Act that make it unnecessary to determine whether certain persons are carrying on business in Canada in accordance with this policy. For instance, every person who enters Canada for the purpose of making taxable supplies of admissions in respect of a place of amusement, a seminar, an activity, or an event, is automatically required to register for GST/HST and must apply for registration before making such supplies Footnote 9. Similarly, any person (other than a small supplier) who in Canada, be it through an employee or agent or by means of advertising directed at the Canadian market, solicits orders for the supply of prescribed property (such as magazines, books or periodicals) that is to be sent by mail or courier to the recipient at an address in Canada, is deemed to be carrying on business in Canada and is required to be registered Footnote 10.

Carrying on a business

As defined in the Act, "business" Footnote 11:

"includes a profession, calling, trade, manufacture or undertaking of any kind whatever, whether the activity or undertaking is engaged in for profit, and any activity engaged in on a regular or continuous basis that involves the supply of property by way of lease, licence or similar arrangement, but does not include an office or employment".

The definition of "business" explicitly includes any activity engaged in on a regular or continuous basis that involves the supply of property by way of lease, licence or similar arrangement. In determining whether a person who supplies property by way of lease is considered to be carrying on business for GST/HST purposes, it is important to take into account this aspect of the definition together with the presence of any of the factors in the Guidelines section.

The definition only makes reference to what the term business includes. Accordingly, what constitutes a business for GST/HST purposes is not limited by the definition, but also encompasses the commonly accepted meaning of "business" set out in jurisprudence as anything which occupies the time and attention and labour of a man for the purpose of profit is business. As indicated above, the expanded definition of business in the Act provides that a business can exist "whether the activity or undertaking is engaged in for profit".

The courts have held that to be carrying on business, the activities in question must be considered to occur on a regular or continuous basis. There are no definitive criteria or thresholds to establish how many activities constitute "regular", or how long a period is necessary to be "continuous". Each case must be determined based on its particular facts, including the history of the person's activities and the person's intention.

Carrying on business in Canada

The mere fact that a non-resident person undertakes an activity that falls within the definition of a "business" does not mean that the business is being carried on in Canada.

It is important to note that a non-resident person may be considered to be carrying on business in Canada even though that person may not have a permanent establishment Footnote 12 in Canada Footnote 13. For more information on the CRA's interpretation of the term permanent establishment, reference should be made to GST/HST Policy Statement P-208R, Meaning of Permanent Establishment in Subsection 123(1) of the Excise Tax Act (the Act) Footnote 14.

Guidelines

The factors that will be considered in determining whether a non-resident person is carrying on business in Canada for GST/HST purposes in a particular situation include:

•	the place where agents or employees of the non-resident are located;
•	the place of delivery;
•	the place of payment;
•	the place where purchases are made or assets are acquired;
•	the place from which transactions are solicited;
•	the location of assets or an inventory of goods;
•	the place where the business contracts are made Footnote 15;
•	the location of a bank account;
•	the place where the non-resident's name and business are listed in a directory;
•	the location of a branch or office;
•	the place where the service is performed; and
•	the place of manufacture or production.

The importance or relevance of a given factor in a specific case depends on the nature of the business activity under review, and, as always, the particular facts and circumstances of each case. The determination of whether a non-resident is carrying on business in Canada for GST/HST purposes does not involve the mechanical application of a numerical test that is simply based on whether a specific number of the above factors are present in any given case. Rather, the determination requires judgment in establishing the importance of each factor in light of the type of supply that is being made in the context of the relevant facts.

For instance, the factors that are relevant to the determination of whether a non-resident supplying property by way of lease is carrying on business in Canada will differ from those that are relevant to the determination of whether a non-resident supplying services is carrying on business in Canada. In the case of a supply of property by way of lease, factors that are typically of greater importance include the place where the property is acquired by the non-resident lessor and the place where the property is delivered to the lessee. In the case of a supply of a service that is the principal object of the contract (as opposed to a service that is merely ancillary to the supply of property), factors that are typically of greater importance include the place where the service is performed and the place where employees are located.

Some of the factors that are relevant for businesses engaged in conventional business transactions may not be applicable to businesses engaged in electronic commerce (i.e., engaged in the making of supplies delivered by electronic means over the Internet). This would be the case for factors that relate to a physical presence in Canada, such as the place where goods are manufactured. In addition, some factors must be interpreted to take into account the particular nature of electronic commerce. For example, in determining the place where payment is made, it may be more appropriate, depending upon the circumstances, to consider the place where approval for the electronic transfer of funds takes place, rather than the place of posting or receipt of cheques.

In general, a non-resident person must have a significant presence in Canada to be considered to be carrying on business in Canada. Generally, isolated transactions carried on in Canada as part of a business that is carried on by a non-resident person outside Canada may not result in the person being considered to be carrying on business in Canada, given that the above-noted factors will usually not be met to a sufficient degree.

Examples

EXAMPLE NO. 1 – LEASE OF TANGIBLE PERSONAL PROPERTY

Facts

1. A non-resident lessor that has a leasing business outside Canada enters into a sale-leaseback agreement to purchase a conveyance and supply it by way of lease to a resident registrant who will use the conveyance partly in Canada. The lease begins on the day on which the agreement is entered into.

2. Pursuant to the agreement, delivery of the conveyance sold to the non-resident lessor occurs in Canada.

3. The lessee has physical possession of the conveyance when the agreement is concluded.

4. The agreement is concluded outside Canada.

5. The conveyance is to be maintained by the lessee at its own expense.

6. The non-resident lessor has no agents or employees in Canada.

7. Payments are made to the non-resident lessor outside Canada.

8. The non-resident lessor does not have a bank account in Canada and is not listed in a directory in Canada.

9. The non-resident lessor does not solicit business in Canada.

LEASE OF TANGIBLE PERSONAL PROPERTY

Decision

The non-resident lessor is carrying on business in Canada.

Rationale

For GST/HST purposes, a "business" includes any activity engaged in on a regular or continuous basis that involves the supply of property by way of lease. The non-resident lessor is considered to be in the business of supplying tangible personal property by way of lease. For GST/HST purposes, the supply of property under a lease is considered to be made on a regular and continuous basis. The non-resident lessor is considered to have made a separate supply of the property for each period to which a lease payment is attributable Footnote 16. Also, a supply by way of lease, licence or similar arrangement of the use or the right to use tangible personal property is deemed to be a supply of the tangible personal property Footnote 17.

In this case, delivery of the conveyance to both the lessor and the lessee under the agreement occur in Canada and the conveyance is based in Canada during the term of the lease. Based on these facts and the application of the GST/HST provisions that relate to the supply of property by way of lease, the non-resident lessor is carrying on business in Canada Footnote 18.

EXAMPLE NO. 2 – LEASE OF TANGIBLE PERSONAL PROPERTY

Facts

1. A non-resident lessor engaged in the business of supplying industrial equipment outside Canada by way of lease enters into an agreement to supply equipment by way of lease to a resident registrant.

2. The lease agreement for the equipment is concluded outside Canada.

3. Pursuant to the lease agreement, the lessee acquires possession of the equipment outside Canada at the beginning of the lease. The lessee subsequently imports the equipment for use at its business facilities in Canada.

4. Under the terms of the lease agreement it is the lessee who is responsible for all maintenance and servicing of the equipment during the course of the lease.

5. The non-resident lessor does not solicit business in Canada.

6. The non-resident lessor has no agents or employees in Canada or facilities (either management, sales or service) of any kind in Canada.

7. The non-resident lessor is not listed in any directories in Canada.

8. The non-resident lessor has a bank account in Canada.

9. The lease payments are made in Canada.

LEASE OF TANGIBLE PERSONAL PROPERTY

Decision

The non-resident lessor is not carrying on business in Canada.

Rationale

The only factors present in Canada in this case are the place of payment and a bank account. These factors are insufficient to support a conclusion that the non-resident is carrying on business in Canada.

EXAMPLE NO. 3 – LEASE OF TANGIBLE PERSONAL PROPERTY

Facts

1. A non-resident lessor who is in the business of leasing tangible personal property outside Canada enters into an agreement to supply by way of lease a piece of industrial equipment to a resident registrant who will use the equipment at its business facility in Canada.

2. The non-resident lessor acquires the equipment outside Canada from a non-resident supplier.

3. The lessee is given physical possession of the equipment at its facility in Canada at the beginning of the lease.

4. The lease agreement is concluded in Canada.

5. The equipment is to be maintained by the lessee at its own expense.

6. The non-resident lessor has no agents or employees in Canada.

7. The non-resident lessor is not listed in a directory in Canada.

8. The non-resident lessor does not solicit business in Canada.

9. Payments under the lease are made in Canada.

10. The non-resident lessor has a bank account in Canada.

LEASE OF TANGIBLE PERSONAL PROPERTY

Decision

The non-resident lessor is carrying on business in Canada.

Rationale

In this case, delivery of the equipment to the lessee occurs in Canada, the place of contract is in Canada, payment is made in Canada and the non-resident lessor has a bank account in Canada. Also, the equipment is located in Canada during the term of the lease. Based on these facts and the application of the GST/HST provisions that relate to the supply of property by way of lease, the non-resident lessor is carrying on business in Canada.

EXAMPLE NO. 4 – ASSIGNMENT OF LEASE

Facts

1. A resident registrant (the "original lessor") who is in the business of leasing tangible personal property enters into an agreement to supply by way of lease a piece of industrial equipment to another resident registrant (the "lessee") who will use the equipment at its business facilities in Canada.

2. Pursuant to the lease, possession of the equipment is given to the lessee in Canada.

3. The original lessor subsequently enters into an agreement (the "agreement") to sell, assign, and transfer all rights, title, and interest in the lease and the equipment to a non-registered non-resident (the “non-resident lessor”), resulting in that non-resident becoming the new lessor of the equipment.

4. Pursuant to the agreement, delivery of the equipment sold to the non-resident lessor occurs in Canada.

5. The lessee has physical possession of the equipment in Canada when the agreement is concluded.

6. The agreement is concluded outside Canada.

7. Pursuant to the terms of the lease with the original lessor, the equipment is to be maintained by the lessee at its own expense.

8. The non-resident lessor has no agents or employees in Canada.

9. The lease payments are collected by the original lessor in Canada on behalf of the non-resident lessor. The original lessor forwards the lease payments to the non-resident lessor.

10. The non-resident lessor does not have a bank account in Canada and is not listed in a directory in Canada.

11. The non-resident lessor does not solicit business in Canada.

ASSIGNMENT OF LEASE

Decision

The non-resident lessor is carrying on business in Canada.

Rationale

In this case, the non-resident lessor is acquiring the equipment in Canada and the lessee has acquired possession of the equipment in Canada and the equipment is also located in Canada during the term of the lease. The lease payments are also made in Canada. Based on these facts and the application of the GST/HST provisions that relate to the supply of property by way of lease, the non-resident lessor is carrying on business in Canada.

EXAMPLE NO. 5 – RENEWAL OF LEASE

Facts

1. A non-resident lessor engaged in the business of supplying industrial equipment by way of lease outside Canada enters into an agreement to supply equipment by way of lease to a resident registrant.

2. The lease agreement for the equipment is concluded outside Canada.

3. Pursuant to the lease agreement, the lessee acquires possession of the equipment outside Canada at the beginning of the lease. The lessee subsequently imports the equipment for use at its business facilities in Canada.

4. At the end of the term of the lease agreement, the lessee opts to renew and extend the lease as contemplated in a clause in the original lease agreement.

5. The equipment is in the possession of the lessee at its facilities in Canada at the time of the renewal.

6. Under the terms of the lease it is the lessee who is responsible for all maintenance and servicing of the equipment during the course of the lease.

7. The non-resident lessor does not solicit business in Canada.

8. The non-resident lessor has no agents or employees in Canada or facilities (either management, sales or service) of any kind in Canada.

9. The non-resident lessor is not listed in any directories in Canada.

10. The non-resident lessor does not have a bank account in Canada.

11. The lease payments are made outside Canada.

RENEWAL OF LEASE

Decision

The non-resident lessor is not carrying on business in Canada.

Rationale

When the lease agreement is first entered into, there are insufficient factors present in Canada in this case to conclude that the non-resident lessor is carrying on business in Canada. With respect to the subsequent renewal of the lease, although the lessee has physical possession of the equipment in Canada, there are insufficient factors present in Canada to support a conclusion that the non-resident lessor is carrying on business in Canada.

EXAMPLE NO. 6 – LEASE OF REAL PROPERTY

Facts

1. A non-resident leasing company purchases an existing commercial building in Canada in which office space is rented out to businesses.

2. Pursuant to a lease agreement that is concluded outside Canada, the non-resident lessor leases the entire building to a registrant. The registrant in turn leases out the individual offices to commercial tenants and is fully responsible for the management of the building at its own expense.

3. The non-resident lessor's involvement is essentially limited to receiving monthly lease payments from the registrant. These payments are made outside Canada.

4. The commercial building is the only asset that the non-resident lessor owns in Canada.

5. The non-resident lessor has no agents or employees in Canada.

6. The non-resident lessor does not have a bank account in Canada and is not listed in a directory in Canada.

7. The non-resident lessor does not solicit business in Canada.

LEASE OF REAL PROPERTY

Decision

The non-resident lessor is carrying on business in Canada.

Rationale

Based on the fact that the building is located in Canada and the application of the GST/HST provisions that relate to the supply of property by way of lease, the non-resident lessor is carrying on business in Canada.

EXAMPLE NO. 7 – SUPPLY OF GOODS BY WAY OF SALE

Facts

1. A non-resident manufacturer supplies goods by way of sale on a worldwide basis, including in Canada.

2. The goods are manufactured by the non-resident manufacturer at a place outside Canada.

3. The non-resident manufacturer solicits orders for the supply of goods in Canada through advertising directed at the Canadian market.

4. The contract for the supply of goods is concluded outside Canada.

5. Delivery of the goods to the customers occurs in Canada.

6. Payment for the goods is made outside Canada.

7. The non-resident manufacturer has no bank account in Canada.

8. The non-resident manufacturer has no agents or employees in Canada.

9. The non-resident manufacturer's inventory of goods is stored outside Canada.

SUPPLY OF GOODS BY WAY OF SALE

Decision

The non-resident manufacturer is not carrying on business in Canada.

Rationale

The only factors present in Canada in this case are the place of delivery and solicitation. These factors are insufficient to support a conclusion that the non-resident manufacturer is carrying on business in Canada.

EXAMPLE NO. 8 – SUPPLY OF GOODS BY WAY OF SALE

Facts

1. A non-resident person supplies goods by way of sale on a worldwide basis, including in Canada.

2. The goods are purchased by the non-resident supplier outside Canada.

3. The non-resident supplier solicits orders for the supply of goods in Canada through advertising directed at the Canadian market.

4. An independent sales representative in Canada accepts orders for the goods and concludes contracts on behalf of the non-resident supplier.

5. Delivery of the goods to the customers occurs in Canada.

6. Payment for the goods is made outside Canada.

7. The non-resident supplier has no bank account in Canada.

8. The non-resident supplier has no employees in Canada.

9. The non-resident supplier's inventory of goods is stored outside Canada.

SUPPLY OF GOODS BY WAY OF SALE

Decision

The non-resident supplier is carrying on business in Canada.

Rationale

The non-resident supplier is carrying on business in Canada based on the fact that the place of contract is in Canada, the goods are delivered in Canada, and the non-resident supplier solicits orders in Canada.

EXAMPLE NO. 9 – SUPPLY OF GOODS BY WAY OF SALE

Facts

1. A non-resident person supplies goods by way of sale on a worldwide basis, including in Canada.

2. The non-resident supplier solicits orders for the supply of goods in Canada through advertising directed at the Canadian market.

3. The contract for the supply of goods is concluded outside Canada.

4. Payment for the goods is made outside Canada.

5. The non-resident supplier has no bank account in Canada.

6. The non-resident supplier has no agents or employees in Canada.

7. The goods are manufactured outside Canada.

8. The non-resident supplier maintains an inventory of existing goods for sale at a warehouse in Canada where the non-resident supplier rents space.

9. Upon receiving orders outside Canada, the non-resident supplier arranges to have the goods shipped from the warehouse to the customers in Canada.

10. Delivery of the goods to the customers occurs in Canada.

SUPPLY OF GOODS BY WAY OF SALE

Decision

The non-resident supplier is carrying on business in Canada.

Rationale

The non-resident supplier is carrying on business in Canada based on the fact that the non-resident supplier has an inventory of goods for sale in Canada, the goods are delivered in Canada, and the non-resident supplier solicits orders in Canada.

EXAMPLE NO. 10 – SUPPLY OF GOODS BY WAY OF SALE

Facts

1. As a non-resident person receives orders from its customers located in Canada, the non-resident purchases goods from a registrant in Canada for resale to the customers.

2. The registrant delivers the goods directly to the non-resident supplier's customers in Canada on the non-resident supplier's behalf.

3. The non-resident supplier does not solicit orders for the supply of its goods in Canada.

4. The contract for the supply of goods by the non-resident supplier is concluded outside Canada.

5. Payment by the customers for the goods is made outside Canada.

6. The non-resident supplier has no bank account in Canada.

7. The non-resident supplier has no agents or employees in Canada.

SUPPLY OF GOODS BY WAY OF SALE

Decision

The non-resident supplier is not carrying on business in Canada.

Rationale

The only factors present in Canada in this case are the place of purchase and delivery of the goods. These factors are insufficient to support a conclusion that the non-resident supplier is carrying on business in Canada.

EXAMPLE NO. 11 – SUPPLY OF GOODS BY WAY OF SALE

Facts

1. A non-resident manufacturer supplies highly specialized industrial machinery by way of sale on a worldwide basis, including in Canada.

2. The machinery requires installation by the non-resident manufacturer and pursuant to the sales agreement is to be supplied by the non-resident manufacturer on an installed basis.

3. Employees of the non-resident manufacturer enter Canada to install the machinery at the purchasers’ premises. The installation requires work to be done over a short period of time.

4. The non-resident manufacturer solicits orders for the supply of the machinery in Canada through advertising directed at the Canadian market.

5. The contract for the supply of the machinery is concluded outside Canada.

6. Delivery of the machinery to the purchasers occurs in Canada.

7. Payment for the machinery is made outside Canada.

8. The non-resident manufacturer has no bank account in Canada.

9. The non-resident manufacturer has no agents or employees in Canada other than the employees who install the machinery.

SUPPLY OF GOODS BY WAY OF SALE

Decision

The non-resident manufacturer is not carrying on business in Canada.

Rationale

The only factors present in Canada in this case are the place of delivery and solicitation. These factors are insufficient to conclude that the non-resident manufacturer is carrying on business in Canada. Although employees of the non-resident are in Canada to install the machinery, the supply being made is a supply of tangible personal property in relation to which the installation is merely ancillary.

EXAMPLE NO. 12 – SUPPLY OF GOODS BY WAY OF SALE

Facts

1. A non-resident person supplies goods by way of sale on a worldwide basis, including in Canada.

2. The non-resident supplier acquires the services of a manufacturer in Canada to manufacture the goods.

3. The non-resident supplier purchases in Canada from various registrants the raw materials necessary to make the goods and has the raw materials suppliers ship the materials to the manufacturer for use in the manufacturing process.

4. The non-resident supplier maintains an inventory of the manufactured goods in Canada at the manufacturer’s premises that is drawn upon to fill future orders for the goods for delivery both inside and outside Canada.

5. The non-resident supplier solicits orders for the supply of the goods in Canada.

6. All contracts for the supply of the goods are concluded outside Canada.

7. Payment for the goods is made outside Canada.

8. The non-resident supplier has no bank account in Canada.

9. The non-resident supplier has no agents or employees in Canada.

SUPPLY OF GOODS BY WAY OF SALE

Decision

The non-resident supplier is carrying on business in Canada.

Rationale

The non-resident supplier is carrying on business in Canada based on the fact that the non-resident supplier purchases the raw materials in Canada, has the goods manufactured in Canada, has an inventory of the goods in Canada for sale, delivers some goods in Canada, and solicits orders for the goods in Canada.

EXAMPLE NO. 13 – SUPPLY OF GOODS BY WAY OF SALE

Facts

1. A non-resident person supplies goods by way of sale on a worldwide basis.

2. The non-resident supplier acquires the services of a manufacturer in Canada to manufacture the goods.

3. The non-resident supplier purchases in Canada from various registrants the raw materials necessary to make the goods and has the raw materials suppliers ship the materials to the manufacturer for use in the manufacturing process.

4. The goods are manufactured in Canada for the non-resident supplier to satisfy existing orders received by the non-resident supplier from its non-resident customers.

5. Although the goods may be delivered in Canada to some of the non-resident supplier’s customers, in all cases the goods are exported.

6. The contract for the supply of goods is concluded outside Canada.

7. Payment for the goods is made outside Canada.

8. The non-resident supplier has no bank account in Canada.

9. The non-resident supplier has no agents or employees in Canada.

10. The non-resident supplier does not solicit orders for the supply of the goods in Canada.

SUPPLY OF GOODS BY WAY OF SALE

Decision

The non-resident supplier is not carrying on business in Canada.

Rationale

The only factors present in Canada in this case are the place of purchase of the raw materials, the place of manufacture of the goods, and, in some circumstances, the place of delivery of the goods (albeit for export). These factors are insufficient to support a conclusion that the non-resident supplier is carrying on business in Canada.

EXAMPLE NO. 14 – ELECTRONIC COMMERCE – DIGITIZED PRODUCTS

Facts

1. A non-resident person supplies downloadable audio files through its Web site.

2. The non-resident supplier’s Web site is hosted on its own server at its main office located outside Canada.

3. The Web site is advertised on the Internet. The advertisements are directed at the Canadian market.

4. The Web site and server are fully interactive: the customer in Canada may view product listings of music and other advertising, place orders (including payment for audio files selected), and download copies of the selected audio files without any contact with the non-resident supplier's personnel.

5. The contract is concluded in Canada.

6. The customer pays by credit card and an independent service provider located in Canada processes payments for the non-resident supplier.

7. Once the audio files are received by the customer, they may be used in Canada.

8. All customer service and technical support is provided by means of telephone or e-mail communication by the non-resident supplier's personnel located in its main office outside Canada.

9. The non-resident supplier has no agents or employees in Canada.

10. The non-resident supplier has no premises or equipment in Canada.

11. The non-resident supplier has no bank account in Canada and is not listed in any business directory in Canada.

ELECTRONIC COMMERCE – DIGITIZED PRODUCTS

Decision

The non-resident supplier is not carrying on business in Canada.

Rationale

The only factors present in Canada in this case are the place of contract, solicitation and payment. These factors are insufficient to support a conclusion that the non-resident supplier is carrying on business in Canada.

EXAMPLE NO. 15 – ELECTRONIC COMMERCE – SOFTWARE APPLICATIONS

Facts

1. A non-resident person supplies the right to use various software applications to customers in Canada.

2. The non-resident supplier owns a Web site stored on a server in Canada.

3. The server that stores and provides access to the Web site is owned and operated by an independent Internet Service Provider and is therefore not at the non-resident supplier's disposal.

4. The non-resident supplier advertises its software applications on its Web site, directed at the Canadian market, and also advertises its software applications and Web site in Canadian newspapers.

5. The software applications are stored on the server as part of the Web site.

6. Customers in Canada can order software applications by completing and submitting order forms on-line.

7. Once a form is submitted, the order is processed automatically and the customer is granted a right of access to the selected software applications. Customer access is controlled and monitored by use of a computer-generated user ID and password.

8. Customers are invoiced electronically, automatically, according to the number of hours the applications are used, and may pay by credit card or cheque.

9. The contract is concluded in Canada.

10. An independent service provider located in Canada processes payment for the non-resident supplier.

11. An independent contractor located in Canada provides after-sales customer support on behalf of the non-resident supplier.

ELECTRONIC COMMERCE – SOFTWARE APPLICATIONS

Decision

The non-resident supplier is carrying on business in Canada.

Rationale

In addition to the fact that independent contractors located in Canada are used for after-sales support, the non-resident supplier is carrying on business in Canada based on the fact that the non-resident supplier solicits orders in Canada, payments are processed in Canada, the place of contract is in Canada, and activities are carried out by means of the automated, interactive Web site stored on a server in Canada.

EXAMPLE NO. 16 – ELECTRONIC COMMERCE – APPLICATION HOSTING

Facts

1. For a single annual fee, a non-resident application service provider (the “ASP”) supplies access to a highly specialized Web-based software application that it hosts on its servers outside Canada. The software will track and process a customer's real-time data to allow the customer to manage its inventory more efficiently.

2. The non-resident ASP provides its customers with technical support that allows them to interact by telephone or e-mail with the non-resident ASP's technicians located outside Canada.

3. The non-resident ASP has business customers in various countries including Canada.

4. Each of the non-resident ASP's customers can access and use the software application remotely over the Internet with a unique user ID and password.

5. The non-resident ASP's Web site includes advertising specifically directed at the Canadian market.

6. The agreement for the supply with customers in Canada is concluded on-line and in Canada.

7. Payment for the supply is made outside Canada.

8. The non-resident ASP has no agents or employees in Canada

9. The non-resident ASP has no premises or equipment in Canada.

10. The non-resident ASP has no bank account in Canada and is not listed in any business directory in Canada.

ELECTRONIC COMMERCE – APPLICATION HOSTING

Decision

The non-resident ASP is not carrying on business in Canada.

Rationale

The only factors present in Canada in this case are the place of solicitation and the place of contract. These factors are insufficient to support a conclusion that the non-resident ASP is carrying on business in Canada.

EXAMPLE NO. 17 – ELECTRONIC COMMERCE – WEB SITE HOSTING

Facts

1. A non-resident Internet Service Provider (the “ISP”) is in the business of hosting the Web sites of its customers located in various countries including Canada.

2. The server on which the Web sites are hosted is permanently located at a particular place in Canada.

3. The server is owned by the non-resident ISP.

4. Personnel of the non-resident ISP entered Canada to set up the server at its particular location.

5. Personnel are not required at the location of the server for its ongoing operation.

6. Payment for the supply is made outside Canada.

7. The non-resident ISP has no agents or employees in Canada, other than those who set up the server.

8. The non-resident ISP has no bank account in Canada and is not listed in any business directory in Canada.

9. The place of contract is outside Canada.

10. The non-resident ISP has customers in various countries, including Canada.

ELECTRONIC COMMERCE – WEB SITE HOSTING

Decision

The non-resident ISP is carrying on business in Canada.

Rationale

The service that is to be supplied is to be performed in Canada. For GST/HST purposes, a supply of a service will be considered to be performed in Canada if the service includes operations performed by a supplier’s equipment and the equipment is located in Canada. In this case, the Web site hosting service is being performed through the operation of the non-resident ISP’s server located in Canada. The server is automated equipment that operates on its own and does not require personnel at its location for its ongoing operation. The service is also significant in relation to the non-resident ISP’s overall business activity of hosting Web sites.

It is important to note that the non-resident ISP’s server that is located in Canada constitutes a permanent establishment of the ISP in Canada Footnote 19. Furthermore, the non-resident ISP would be considered to be resident in Canada in respect of the non-resident ISP’s Web site hosting activities carried on through that establishment Footnote 20. The non-resident ISP would therefore be required to register for GST/HST as a resident person as a result of the taxable supplies of Web site hosting services that the non-resident ISP makes through the permanent establishment, unless the non-resident ISP is a small supplier Footnote 21.

EXAMPLE NO. 18 – SUPPLY OF SERVICES

Facts

1. A large international non-resident corporation specializing in the provision of offshore engineering services has contracted with a Canadian registrant to perform services on an oil rig stationed at a Canadian port. The contract is the non-resident corporation’s only contract in Canada.

2. The contract calls for an employee of the non-resident corporation to enter Canada and to perform services for a period of one week on board the rig.

3. The non-resident corporation does not solicit business in Canada.

4. The contract for the supply is concluded outside Canada.

5. Payment for the supply is made outside Canada.

6. The non-resident corporation is not listed in any directories nor does it have any bank accounts or offices in Canada.

7. With the exception of the employee who temporarily enters Canada to perform the services, the non-resident corporation has no agents or employees in Canada.

SUPPLY OF SERVICES

Decision

The non-resident corporation is not carrying on business in Canada for GST/HST purposes.

Rationale

Although an employee of the non-resident corporation is entering Canada to perform the service to be supplied, in the context of the facts and the overall business activity of the non-resident corporation, this is insufficient to support a conclusion that the non-resident corporation is carrying on business in Canada for GST/HST purposes.

EXAMPLE NO. 19 – SUPPLY OF SERVICES

Facts

1. A non-resident company specializing in the cleaning of power generating facilities has entered into a contract with a registrant to clean the registrant’s power-generating facilities located in Canada.

2. The service provided is comprehensive in nature and requires highly specialized equipment and know-how.

3. Due to the complexity of the project and the size of the facilities, the project will take at least one month to complete.

4. Ten employees of the non-resident company will enter Canada to perform the service.

5. The non-resident company will import the equipment necessary to perform the service.

6. The contract is concluded outside Canada.

7. The non-resident company solicits business in Canada through advertising directed at the Canadian market.

8. Payment for the supply is made outside Canada.

9. The non-resident company has no agents or employees in Canada other than those performing the cleaning service.

10. The non-resident company has no premises in Canada, and, other than the equipment temporarily imported to perform the service, the non-resident company does not have equipment in Canada.

11. The non-resident company has no bank account in Canada and is not listed in any business directory in Canada.

SUPPLY OF SERVICES

Decision

The non-resident company is carrying on business in Canada.

Rationale

The service that is to be supplied is to be performed in Canada and several employees of the non-resident company are entering Canada to perform that service. The non-resident company is carrying on business in Canada based on these facts, the significance of the service to the overall business activity of the non-resident company and also because the non-resident company is soliciting business in Canada.

EXAMPLE NO. 20 – SUPPLY OF SERVICES

Facts

1. A non-resident company is in the business of providing consulting and training on how to improve business productivity.

2. The supply made by the non-resident company typically involves employees of the non-resident company first visiting a client's business premises to analyze its existing production operations. The non-resident company then makes recommendations to the management of the client on how to improve its productivity. This is followed by the delivery of an in-depth training session to the client's employees on the methodologies to be used to improve productivity taking into account the client's particular operations. The non-resident company's employees will then remain at the client's premises for a period of time to monitor the implementation of the recommended new work processes and respond to client questions.

3. Based on the number of employees that the company has and the nature of the work involved, the non-resident company can typically undertake only one contract at a time.

4. The non-resident company obtains a contract to supply its service to a Canadian company. This is the non-resident company’s only contract in Canada.

5. The contract requires five employees of the non-resident company to enter Canada and to be present at the Canadian company's premises to perform the service. The specific work to be undertaken by the employees involves a two-week analysis of the client's operations, followed by the delivery of a one-month training session to all of the client's employees, followed by a two-week assessment of the implementation of the recommendations. The non-resident company's employees will therefore be present at the client's premises for a period of at least two months.

6. The contract for the service is concluded outside Canada.

7. The non-resident company does not solicit business in Canada.

8. Payment for the supply is made outside Canada.

9. The non-resident company has no premises in Canada.

10. The non-resident company has no bank account in Canada and is not listed in any business directory in Canada.

SUPPLY OF SERVICES

Decision

The non-resident company is carrying on business in Canada.

Rationale

The service that is to be supplied is to be performed in Canada and several employees of the non-resident company are entering Canada to perform that service. The non-resident company is carrying on business in Canada based on these facts and the significance of the service to the overall business activity of the non-resident company.

EXAMPLE NO. 21 – SUPPLY OF SERVICES

Facts

1. A large non-resident painting company obtains a contract to paint the interior of a Canadian company's commercial building in Canada. The work is expected to take approximately seven months to complete.

2. The non-resident company is based outside of Canada and does not have any employees to perform the work. Therefore, as allowed by the terms of the contract, the non-resident company fully subcontracts the job to a Canadian painting company that is a registrant.

3. The Canadian company is a contractor that carries on business in Canada. Pursuant to the terms of the subcontract with the non-resident company, the Canadian company is free to undertake the work in the manner that it chooses. The only requirements are that the work be completed within the agreed-upon time frame and painted in the colour stipulated in the contract between the non-resident company and the Canadian building owner.

4. The non-resident company will not be in Canada supervising the work performed in Canada by the Canadian company. The non-resident company's involvement regarding the supply will be limited to occasionally contacting the Canadian company from outside Canada to see how the work to be done is progressing.

5. The contract between the non-resident company and the Canadian building owner is concluded outside Canada.

6. The subcontract between the non-resident company and the Canadian company is concluded in Canada.

7. Payment by the building owner for the supply made by the non-resident company is made outside Canada.

8. Payment by the non-resident company for the supply made by the Canadian company is made in Canada.

9. The non-resident company has no employees or agents in Canada.

10. The non-resident company does not solicit business in Canada.

11. The non-resident company has no premises or equipment in Canada.

12. The non-resident company has no bank account in Canada and is not listed in any business directory in Canada.

SUPPLY OF SERVICES

Decision

The non-resident company is not carrying on business in Canada for GST/HST purposes.

Rationale

There are no factors present in Canada in this case to support a conclusion that the non-resident company is carrying on business in Canada for GST/HST purposes. In particular, the non-resident company has no presence in Canada in the form of employees or agents in Canada.

It should be noted that the Canadian painting company in this case would be required to collect GST/HST from the non-resident company in respect of the taxable supply of the painting service that is made in Canada. If the non-resident company were to voluntarily register, the non-resident company would be entitled to an input tax credit in respect of the tax payable on the supply made by the Canadian painting company and would also be required to collect tax on its supply of the painting service made to the building owner.

Footnotes

1 Subsection 240(1) of the Excise Tax Act (the “Act”)

2 Subsection 143(1) of the Act

3 Division III of the Act

4 Division IV of the Act

5 Section 179 of the Act

6 Subsection 240(3) of the Act

7 Subsection 248(1) of the Income Tax Act

8 Section 253 of the Income Tax Act provides that: “For the purposes of this Act, where in a taxation year a person who is a non-resident person or a trust to which Part XII.2 applies

(a) produces, grows, mines, creates, manufactures, fabricates, improves, packs, preserves or constructs, in whole or in part, anything in Canada whether or not the person exports that thing without selling it before exportation,

(b) solicits orders or offers anything for sale in Canada through an agent or servant, whether the contract or transaction is to be completed inside or outside Canada or partly in and partly outside Canada, or

(c) disposes of

(i) Canadian resource property, except where an amount in respect of the disposition is included under paragraph 66.2(1)(a) or 66.4(1)(a),

(ii) property (other than depreciable property) that is a timber resource property or an interest therein or option in respect thereof, or

(iii) property (other than capital property) that is real property situated in Canada, including an interest therein or option in respect thereof, whether or not the property is in existence, the person shall be deemed, in respect of the activity or disposition, to have been carrying on business in Canada in the year.”

9 Subsection 240(2) of the Act

10 Subsection 240(4) of the Act

11 Subsection 123(1) of the Act

12 Subsection 123(1) of the Act

13 For instance, see Example #15

14 A non-resident who has a permanent establishment in Canada is considered to be resident in Canada, in respect of, but only in respect of the person's activities carried on through that establishment. This results in the non-resident being required to register for GST/HST as a resident person as a result of taxable supplies the non-resident makes through the permanent establishment, unless the non-resident is a small supplier.

15 Any reference in this policy to the “place of contract” or to the place where the agreement or contract “is concluded” signifies the place where the contract or agreement is considered made at law.

16 Subsection 136.1(1) of the Act

17 Subsection 136(1) of the Act

18 The non-resident lessor in this case would be considered to be carrying on business in Canada for GST/HST purposes effective the day on which the lessor entered into the sale-leaseback agreement.

19 For further information, refer to Example No. 6 of GST/HST Policy Statement P-208R, Meaning of Permanent Establishment in Subsection 123(1) of the Excise Tax Act (the Act).

20 Subsection 132(2) of the Act

21 Section 148 of the Act

Date Modified: 2005-04-28

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GST/HST Policy Statement P-208R

Meaning of “permanent establishment” in subsection 123(1) of the Excise Tax Act (the Act)

Please note that the following policy statement, although correct at the time of issue, may not have been updated to reflect any subsequent legislative changes.

Date of Revision

March 23, 2005

Legislative Reference

Definition of “permanent establishment” in subsection 123(1) of the Act

National Coding System File Number

11680-4

Effective Date

January 1, 1991 for GST and April 1, 1997 for HST

Table of Contents

•	Issue
•	Decision
o	Fixed place of business through which supplies are made
▪	i) “Fixed place of business”
▪	ii) “Through which the particular person makes supplies”
o	Fixed place of business of another person
o	Electronic Commerce
•	Examples
o	Example No. 1 – Representative Office of a Foreign Bank
o	Example No. 2 – Insurance Company
o	Example No. 3 – Employee's home
o	Example No. 4 – Travelling Salesperson
o	EXAMPLE No. 5 – Electronic commerce – Web site
o	Example No. 6 – Electronic commerce – Web site hosting
o	Example No. 7 – Electronic Commerce – Data Storage
o	Example No. 8 – Electronic commerce – Digitized Products
o	Example No. 9 – Storage of goods
o	Example No. 10 – Leasing of Equipment
o	Example No. 11 – Seabed Exploration
o	Example No. 12 – Construction
o	Example No. 13 – Dependent Agent
o	Example No. 14 – Independent Agent

Issue

At issue is the meaning of the term “permanent establishment” as defined in subsection 123(1) of the Act. The application of various provisions of the Act depends on whether a person has a “permanent establishment”.

A non-resident person who has a permanent establishment in Canada is considered to be resident in Canada, in respect of, but only in respect of the person's activities carried on through that establishment 1, resulting in the following:

•
The non-resident is required to register for GST/HST 2 as a resident person as a result of taxable supplies the non-resident makes through the permanent establishment, unless the non-resident is a small supplier 3.

•	If the non-resident is required to register or registers voluntarily, the non-resident is not required to provide and maintain security 4.
•	Supplies made in Canada by the non-resident through the permanent establishment are not subject to the special place of supply rules applicable to non-residents 5.
•
Supplies acquired by the non-resident through the permanent establishment may not be eligible for zero-rating given that many of the zero-rating rules 6 require that the supply be made to a non-resident person.

•	The non-resident may be required to self-assess tax on the taxable importation of property and services acquired for consumption, use or supply through the permanent establishment 7.

A person who is resident in Canada and has a permanent establishment outside Canada is deemed to be a non-resident person in respect of, but only in respect of, activities of the person carried on through that establishment 8.

Where a person carries on business through a permanent establishment in Canada and a permanent establishment outside Canada, any transfer of personal property or rendering of a service by one permanent establishment to the other is deemed to be a supply of the property or service and the establishments are deemed to be separate persons dealing at arm's length in respect of those supplies 9. As a result, cross-border transactions between permanent establishments of the same person may be subject to GST/HST.

A non-resident person who does not have a permanent establishment in Canada may carry on business in Canada and be required to register for GST/HST. For additional information, reference should be made to GST/HST Policy Statement P-051R2, Carrying on Business in Canada.

Decision

Whether a particular person has a permanent establishment in a particular situation is a question of fact that may be determined by applying the principles set out in this policy to the facts of each case.

Fixed place of business through which supplies are made

A “permanent establishment” of a person is defined under paragraph (a) of the definition to mean:

“(a) a fixed place of business of the particular person, including

(i) a place of management, a branch, an office, a factory or a workshop, and

(ii) a mine, an oil or gas well, a quarry, timberland or any other place of extraction of natural resources, through which the particular person makes supplies, ...”

Therefore, in order for a person to have a permanent establishment under paragraph (a) of the definition, the person must both have a fixed place of business and make supplies through that fixed place of business.

i) “Fixed place of business”

Several specific examples of what constitutes a fixed place of business are listed in the definition of permanent establishment, such as a branch, an office, a factory and a workshop. Although each of the examples listed can each be regarded, prima facie, as constituting a fixed place of business, they must nevertheless satisfy the requirements of the definition as a whole in order to constitute a permanent establishment. Specifically, the person must also be making supplies through such a fixed place of business, as explained in the following section.

The determination of whether a fixed place of business exists in cases that do not involve the examples listed in the definition of a “permanent establishment” will be based on the following guidelines.

Space

For a “place of business” to exist there must be space. A place of business of a person includes any premises used for conducting business activities of the person. If a business does not require actual premises to function, a place of business of a person may exist where it has a certain amount of space at its disposal, such as space at a public warehouse.

A person need not have a formal legal right to use the space by owning or leasing it for it to constitute a place of business of the person. Rather, the fact that the space is at the person's disposal is sufficient.

The fact that space at the disposal of a particular person is at the place of business of another person does not preclude the possibility that that space may be considered to be a place of business of the particular person. For instance, this could include space at the disposal of a non-resident at its client’s premises that is necessary for the non-resident to perform the service that it has agreed to supply to the client in the ordinary course of its business.

The fact that employees of a particular person may be present at the facilities of another person does not, on its own, result in space at those facilities being at the disposal of the particular person. For instance, a supplier’s sales representative may regularly meet in the offices of the employees of their customers merely to take orders. The limited presence of the sales representative at the customer’s premises in this case would not result in the premises being at the disposal of the supplier.

Space at the disposal of a person can also exist at the location of equipment or machinery that is at the disposal of the person.

Continuity and permanency

The place of business must be “fixed” in that it must be established at a particular location with a certain degree of continuity and permanency.

Typically, a place of business is lasting or intended to last “indefinitely” (i.e., for an indefinite or unspecified amount of time). Generally, the business must be considered as “ongoing”, in that there should be an unbroken succession of business and presence at the place of business. For example, in certain circumstances, an indication of continuity and permanence could be the fact that the physical address of a place of business that is accessible to the general public is listed in a directory or on a Web site.

A fixed place of business cannot be of a purely temporary nature (i.e. it must have a certain degree of permanency). However, a place of business may be fixed even though it exists, in practice, for a finite time because the nature of the particular business activity is such that it will only be undertaken for a short period of time such as a field office used for a project of finite duration.

Continuity and permanency may also exist in situations where a person returns to the same location for the same business purpose on a recurring basis (e.g., a person operating a booth at an annual exhibition over an extended period of time). In these cases, the determination of whether the place of business is fixed will take into account the period of time the place is used and the frequency of such use.

Where the nature of a particular person's business is such that the person's business activity moves within a particular geographic location or area (as can be the case, for example, with certain construction or installation projects), that location or area may nevertheless constitute a fixed place of business where the activity is identifiably being undertaken as a part of a single project.

Temporary interruptions of business activity such as those resulting from inclement weather or labour disruptions do not result in a place of business no longer being considered fixed.

As personnel are not necessarily required to be present at the location of equipment in order for it to be a place of business as explained below, it follows that personnel are not required to be present at that place of business for any period of time in order for it to be considered fixed. Also, with respect to equipment that is a place of business, it is not necessary that the equipment be affixed to real property to be considered fixed. Rather, the equipment must merely remain at the place of business for a sufficient period of time to be considered fixed.

Control

There must be control at the place of business. This requirement may be satisfied where there is someone at the place of business who has the authority to make decisions with respect to the operations of the business. In the case of a proprietor who is the owner/operator, authority would rest with that person. In an organization with branch operations, an employee of the branch should have authority to make important business decisions.

Control can also exist at a place of business where employees are not required to be present in order for important operational decisions to be made, such as a place of business where operational activities of a business are carried out through automated equipment at the disposal of the business.

Constant presence and ordinary routine

Where the ongoing presence of personnel is required at a particular place to undertake the business activities of a person (as opposed to where, for example, the person undertakes its business activities through the operation of automated equipment as explained below), an indication of constant presence can be the visibility of personnel within a place of business. This aspect is more critical in those circumstances where common facilities are used, such as public warehouses. The constant presence of an employee or representative of the business indicates the presence of the business.

The presence of personnel at a location where a business operates equipment at its disposal is not required in order to constitute a place of business if no personnel are required at that location to operate the equipment, as in the case of automated equipment. This includes where personnel of the business may be present at the location of the equipment to initially set it up and to maintain it as required.

Also, the day-to-day business must be capable of being carried on and an ordinary routine must exist. Where activities take place with a degree of regularity, be it daily, weekly, monthly, or seasonally, there may be a fixed place of business. Conversely, a place where isolated activities occur would not qualify as a fixed place of business.

ii) “Through which the particular person makes supplies”

As previously indicated, in order for a “fixed place of business” of a particular person to be considered a permanent establishment of the person, it must also be a place “through which the particular person makes supplies”.

The phrase “through which the particular person makes supplies” requires that the activity at the fixed place of business of a person be an essential and significant part of the particular overall business activity of the person. There must be a large degree of involvement through the fixed place of business in making or facilitating supplies by the person. There is no specific set of circumstances that must exist. Rather, each case will be determined on its own facts.

There are various indicators that may be used to determine whether supplies are made through a fixed place of business.

Primary factors

The presence of any of these factors is usually enough to indicate that supplies are being made through a fixed place of business:

•	there is authority at the fixed place of business to enter into contracts or accept purchase orders for the provision of supplies to other persons and that authority is regularly exercised;
•	the tangible personal property that is being supplied is physically manufactured or produced at the fixed place of business;
•	if the supply is a service, the service is performed at the fixed place of business; or,
•	the service of maintaining equipment supplied by the non-resident person, is performed at the fixed place of business (e.g., an authorized factory repair outlet).

Other factors

Generally, any one of the factors listed below, by itself would not be enough to indicate that supplies are being made through a fixed place of business. However, the presence of a combination of these factors might indicate that supplies are being made through the fixed place of business. The presence of a combination of the following factors with any of the primary factors, would indicate that supplies are being made through a fixed place of business:

•	soliciting orders;
•	taking (receiving) customer orders;
•	arranging for customer contracts;
•	providing for the storage, packing, shipping, and/or transportation of goods;
•	providing general administration of accounts, including collection and depositing payments;
•	providing advertising for the supply; and,
•	providing for customer follow-up and after-sales support.

The above lists are not meant to be exhaustive. Any activity that is not strictly of a preparatory or auxiliary character must be considered.

A fixed place of business of a particular person that is used solely for the purpose of carrying on activities that are of a preparatory or auxiliary nature in relation to the particular overall business activity of the person does not constitute a fixed place of business of the person through which the person makes supplies. It therefore does not constitute a permanent establishment of the particular person.

“Preparatory” relates to those activities that serve to make the business ready. “Auxiliary” means activities that are designed to help or support the main business.

Activities that are generally considered to be of a preparatory or auxiliary character include:

•	the use of a fixed place of business solely for the purpose of storage, display or delivery of goods or merchandise belonging to the particular person;
•	the maintenance of a fixed place of business solely for the purpose of purchasing goods or merchandise or of collecting information for the particular person;
•
the maintenance of a fixed place of business solely for the purpose of carrying on any combination of the above activities, provided that the overall activity of the fixed place of business resulting from this combination is still of a preparatory or auxiliary character.

It is important to note that where the above activities are in themselves essential and significant business activities of the person, a fixed place of business of the person at which the person undertakes these activities would constitute a permanent establishment. As indicated above, whether an activity is preparatory or auxiliary must always be considered in relation to the overall business activity of the person. For instance, although the storage of goods by their owner as described above is an auxiliary activity, the storage of goods by a person who is in the business of storing goods such as a warehouse operator is not an auxiliary activity as it is a significant and essential part of the warehouse operator’s overall business activity.

Fixed place of business of another person

A “permanent establishment” of a particular person is defined under paragraph (b) of the definition to also mean:

(b) a fixed place of business of another person (other than a broker, general commission agent or other independent agent acting in the ordinary course of business) who is acting in Canada on behalf of the particular person and through whom the particular person makes supplies in the ordinary course of business;

The type of person referred to in paragraph (b) is a person who is acting in Canada as an agent of the particular person other than an independent agent acting in the ordinary course of its business. Such a person is commonly referred to as a dependent agent.

Whether a person is considered to be an agent for GST/HST purposes is based on a determination of fact and an application of principles of law. For an explanation of the application of law that would apply in determining whether an agency relationship may exist in a particular situation, reference should be made to GST/HST Policy Statement P-182R, Agency.

Generally, an agent will be considered to be independent if the agent is both legally and economically independent of the principal on whose behalf the agent is acting. Indicative factors to be considered in determining whether an agent is independent of the principal on whose behalf the agent is acting in a particular situation would include:

•
Whether the agent is subject to detailed instructions or to comprehensive control by the principal (typically, an independent agent will not be subject to significant control by the principal in terms of how to carry out its work, nor subject to detailed instructions from the principal with respect to the conduct of the work. The principal in this case will be more interested in the results of the agent's work and rely on the special knowledge, skill or strength of the agent);

•	Whether the entrepreneurial risk must be borne by the agent or the principal;

•	Whether the agent sells goods in its own name rather than in the name of the principal; and

•	Whether the agent acts as an agent for other persons.

In determining whether an independent agent is acting in the ordinary course of its business with respect to particular activities, consideration should be given as to whether those activities are typical of the activities that would usually be carried out in the course of the particular trade, as the case may be, of the independent agent.

In order for paragraph (b) to apply, it must be established that the dependent agent has its own fixed place of business. Such a determination will be based on the previously explained principles used to determine whether a particular person has a fixed place of business.

It must also be established that the dependent agent is a person through whom the particular person is making supplies. This does not necessarily require that the dependent agent must have the authority to conclude contracts on behalf of the particular person. Whether a particular person is considered to be making supplies through the dependent agent in a particular situation will be based on the existence of factors such as the previously listed factors used to determine whether supplies are made through a fixed place of business.

Electronic Commerce

In an electronic commerce environment, non-resident suppliers can make supplies into Canada with the assistance of computer equipment, such as servers, located in Canada, and Web sites stored on such servers. The issue for GST/HST purposes is whether a non-resident person making supplies into Canada through a Web site or server in Canada is considered to have a permanent establishment in Canada.

A Web site, which merely consists of software and electronic data, is not tangible property, and therefore does not have a location that can constitute a place of business. As a result, the Web site of a non-resident person, including a Web site that is being hosted in a typical Web site hosting arrangement, does not, in itself, constitute a permanent establishment of the non-resident person for GST/HST purposes.

As previously explained, a location in Canada where automated equipment is operated by a non-resident can constitute a permanent establishment in Canada of the non-resident in certain circumstances. Computer equipment, such as a server on which a Web site is stored is tangible property having a physical location. Therefore, the location of a server in Canada may constitute a place of business of a non-resident person if it is at the disposal of the person, such as where it is owned (or leased) and used by the person. A non-resident person who has its Web site hosted on a server of an independent internet service provider (ISP) in Canada would not generally be regarded as having the ISP's server and its location at its disposal.

A server at a particular location in Canada can only qualify as a permanent establishment if its degree of permanence at that location is of a sufficient period of time to be considered fixed. The determination of whether a server is fixed is not based on whether the server may be moved to another location, but rather on whether it is actually moved to another location.

As is the case with any automated equipment, a server that is at the disposal of a non-resident person can qualify as a permanent establishment of the non-resident person for GST/HST purposes, even if no personnel are required at its location to operate it. However, the functions carried out by the non-resident person through the server must, on their own, be an essential and significant part of the business activity of the non-resident as a whole.

For example, although the operation of a server by a non-resident ISP that is in the business of hosting the Web sites of other businesses would be considered to be an essential and significant part of that non-resident's particular business activity, a server will not result in a non-resident person having a permanent establishment at its location if the operations carried on through that server are restricted to preparatory or auxiliary activities.

The fixed place of business of an ISP that hosts the Web sites of non-resident persons on its servers in Canada will not generally result in the non-residents having a permanent establishment in Canada either because the ISP does not usually act as agent in making supplies on behalf of the non-resident persons or because the ISP is an independent agent acting in the ordinary course of its business, as evidenced by the fact that it typically hosts the Web sites of many different businesses.

Examples

EXAMPLE NO. 1 – REPRESENTATIVE OFFICE OF A FOREIGN BANK

Facts

1. A non-resident bank wants to expand into Canada and sets up a representative office (RO) in Toronto.

2. The RO is organized as a branch of the non-resident bank and is not a separate legal entity.

3. It is staffed with employees of the non-resident bank, including a manager, although the manager's authority is strictly limited to routine activities. Any major or capital expenses and staffing decisions are handled by the non-resident bank's home office.

4. The manager does not have the authority to accept or reject any potential client for the non-resident bank.

5. The activities carried on by the RO in Canada include organizing free seminars and meeting with Canadian residents, and providing these Canadian residents with free meals, advice, pamphlets, booklets, audio tapes, and forms. All of these activities are undertaken to inform the Canadian residents about the services offered by the non-resident bank and to induce them to do business with the non-resident bank.

6. If a Canadian resident wishes to do business (e.g., open an account, apply for a loan, etc.) with the non-resident bank, the RO will provide the necessary assistance. However, the actual banking transactions will be undertaken or carried out by the non-resident bank outside of Canada rather than by the RO in Canada.

7. No supplies are made in Canada by the RO or by the non-resident bank. The only activities carried out by the RO are those of assisting the non-resident bank in carrying out its activities outside of Canada.

Decision

The RO is not considered to be a permanent establishment of the non-resident bank.

Rationale

The making of supplies through a fixed place of business is a prerequisite to the place qualifying as a “permanent establishment” under subsection 123(1) of the Act. The non-resident bank cannot be considered to be making supplies in Canada through its RO as the activities of the RO are merely ancillary and incidental to the business carried on by the bank outside Canada.

Control by the manager is severely limited. All non-routine decisions have to be deferred to the home office. All important business decisions are made at the non-resident bank's home office and not at the RO. The manager is given a budget to support the activities of the RO, which are essentially limited to promoting the availability of banking services outside Canada.

EXAMPLE NO. 2 – INSURANCE COMPANY

Facts

1. A non-resident insurer is in the business of selling casualty (fire, auto, theft, etc.) insurance in Canada.

2. The non-resident insurer maintains an office in Canada as required by the Office of the Superintendent of Financial Institutions.

3. All insurance contracts are written through the Canadian office, including the contracts that are referred to the non-resident insurer by independent brokers.

4. All insurance contracts are reviewed and given final approval by the non-resident home office and then returned to the Canadian office where the Chief Canadian Agent (CCA) initials them.

5. The CCA is an employee of the non-resident insurer who represents the insurer in Canada as well as performing regulatory reporting functions such as:

•	ensuring the proper level of funds is invested in Canada for the amount of insurance business that is written in Canada; and

•	tracking the investments and re-investing the funds as necessary, as well as requesting additional funds as needed.

6. The Canadian office also carries out administrative functions (bank deposits, renewal/non-compliance notices, requests for supplementary information) and serves as a place of service for legal documents, i.e., the Canadian office is responsible for responding to claims by the insured.

Decision

The non-resident insurer has a permanent establishment in Canada through which supplies of insurance are made.

Rationale

The non-resident insurer has a fixed place of business in Canada, namely the office of the CCA (which, for the purposes of this illustration, is an office of the non-resident and not of another person), through which the non-resident makes supplies of insurance. The business activities conducted at the fixed place of business are considered to be an essential and significant part of the insurance business of the non-resident.

EXAMPLE NO. 3 – EMPLOYEE'S HOME

Facts

1. A non-resident agricultural machinery manufacturing company wants to expand into Canada.

2. Because of the high cost of shipping equipment overseas, the company decided to send an employee to see if the employee can develop the territory. The employee is expected to work from home. There is no office or any physical location where equipment is stored.

3. The employee has a computer, a fax, a phone, and a photocopier in the employee’s “office” — a converted room in the employee’s apartment. The company’s phone and fax numbers are listed in the phone book, but a P.O. box number is listed as the mailing address. There is no other publicly accessible address.

4. The employee is identified on the lease as the lessee of the apartment.

5. The employee pays expenses that are within the employee’s limited authorization directly and is reimbursed.

6. When the employee receives an order, the order is forwarded to the head office located outside Canada for final approval. Usually, the employee's recommendations are accepted.

7. The order is processed at the head office. The equipment is shipped to Canada. Once the equipment has been imported and cleared the Canadian border, it is sent to the customer's location. The employee arranges for the installation of the equipment by subcontractors.

8. The employee determines, in conjunction with the head office, what type of advertising and promotion is done in Canada.

9. All day-to-day and routine business activities are carried on by the employee within certain parameters that have been determined by the head office in consultation with the employee.

Decision

The non-resident machinery manufacturing company has a permanent establishment in Canada at the apartment of the employee.

Rationale

The employee has a work area available in the employee’s residence and, as such, there is space available to the employee to conduct the employer’s business. There is a phone number and a mailing address, and although no customers go to the place of business, there is a location.

The employee has limited authority. The employee does not have absolute contracting authority, although the employee’s recommendations are usually approved by the home office (de facto authority), and all expenses (other than those below an established limit) have to be approved by the head office. Larger expenses are forwarded to the head office to be approved and paid from there. Constant presence is assured by either the employee's physical presence or by an answering machine.

These factors indicate that there is a fixed place of business, that significant and essential business activities of the company are being conducted at the fixed place of business through the receiving of orders in respect of which the recommendations of the employee are usually accepted by the non-resident, and that supplies are therefore made by the non-resident through the fixed place of business..

EXAMPLE NO. 4 – TRAVELLING SALESPERSON

Facts

1. A non-resident individual who is a vendor of herbal remedies travels throughout south-eastern Ontario and Western Quebec during the summer months following a circuit designed to coincide with local fairs.

2. The vendor has travelled this route for the last several years.

3. Depending upon the vendor’s scheduling and the timing of various fairs in other small communities, the vendor may participate and set up a display at these small (usually weekend) events as the vendor’s route is traversed.

4. The vendor travels in a motor home, which acts as office, residence and warehouse. If the vendor runs short of a particular commodity, distributors are available in Canada from which the vendor can obtain additional supplies. The vendor carries a portable fold-up display booth in the cargo area of the motor home that the vendor sets up at the various fairs from which the goods are sold.

Decision

The non-resident vendor has a permanent establishment in Canada.

Rationale

The non-resident vendor has a fixed place of business. Consistent with the vendor's particular type of business, the vendor returns to the same location on a recurring basis for the same business purpose. The vendor conducts significant and essential business at that fixed place of business. Supplies are made through it, either by immediate sale or by taking orders for future delivery (in which case, the point of sale would still be the vendor’s fixed place of business — the display booth).

EXAMPLE NO. 5 – ELECTRONIC COMMERCE – WEB SITE

Facts

1. A non-resident business enters into an agreement with an independent Canadian Internet Service Provider (ISP) for its Web site to be hosted by the ISP.

2. The Web site provides detailed information about the non-resident business and its products.

3. The Web site is hosted on a server that is owned by the ISP and is located on an ongoing basis at a place in Canada.

4. The ISP is responsible for the server on which the Web site is hosted.

5. The hosting fee charged by the ISP to the non-resident business is based on bandwidth used to store the software and data required by the Web site.

Decision

The non-resident business does not have a permanent establishment in Canada as a result of its Web site being hosted on the server in Canada.

Rationale

The Web site of the non-resident business does not constitute a permanent establishment of the non-resident business. The Web site is not tangible property that has a physical location and therefore cannot constitute a place of business.

The server on which the Web site is stored is tangible property that has a physical location and may thus constitute a place of business. However, the server in this case cannot be a permanent establishment of the non-resident business as it is not at its disposal (not used and owned or leased by the non-resident business).

EXAMPLE NO. 6 – ELECTRONIC COMMERCE – WEB SITE HOSTING

Facts:

1. A non-resident ISP is in the business of hosting the Web sites of its various customers.

2. The server on which the Web sites are hosted is permanently located at a particular place in Canada.

3. The server is owned by the non-resident ISP.

4. Personnel of the ISP entered Canada to initially set up the server at its particular location.

5. Personnel are not required at the location of the server for its ongoing operation.

Decision

The server of the non-resident ISP that is located in Canada constitutes a permanent establishment of the ISP in Canada.

Rationale

The location of a server in Canada may constitute a place of business of a non-resident person if it is at the disposal of the person, such as where it is owned (or leased) and used by the person. In this example, the server on which the Web sites are being hosted is at the disposal of the ISP, as the ISP owns and uses the server. The server is automated equipment that operates on its own. Personnel are not required at its location in order for it to constitute a place of business. The server is a fixed place of business as it is indefinitely located at a particular place. Furthermore, the ISP is considered to be making supplies (i.e. Web site hosting) through that fixed place of business. Given that the nature of the ISP's business is the hosting of Web sites, the functions carried out through the operation of the server are considered to be a significant and essential part of the ISP's business.

EXAMPLE NO. 7 – ELECTRONIC COMMERCE – DATA STORAGE

Facts:

1. A non-resident company is in the business of supplying goods to customers worldwide.

2. The non-resident leases a server that is permanently located at a particular place in Canada.

3. The non-resident uses the server to store its business records, including the billing information for all of its customers.

4. Personnel are not required at the location of the server for its ongoing operation.

Decision

The non-resident does not have a permanent establishment in Canada as a result of the server in Canada.

Rationale

The location of a server in Canada may constitute a place of business of a non-resident person if it is at the disposal of the person, such as where it is owned (or leased) and used by the person. In this example, the server is at the disposal of the non-resident as it is leased and used by the non-resident and is a fixed place of business of the non-resident. However, it is not a fixed place of business through which the non-resident makes supplies because the function carried out through its operation is an auxiliary activity in relation to the non-resident's business of selling goods.

EXAMPLE NO. 8 – ELECTRONIC COMMERCE – DIGITIZED PRODUCTS

Facts

1. A non-resident company operates a Web site offering various digitized music files for downloading by subscribers.

2. The digitized products are stored on the server as part of the Web site.

3. Subscribers pay a fixed periodic fee to access the Web site and download the digitized products.

4. The Web site through which the digitized products are accessed by subscribers is stored on a server that is permanently located at a particular place in Canada.

5. The server is leased by the non-resident.

6. All functions relating to the supply of the digitized products are automatically performed through the operation of the server, including the ordering by customers of the software applications, the processing of those orders, and payment processing.

7. Personnel are not required at the location of the server for its ongoing operation.

Decision

The server on which the non-resident's Web site is stored constitutes a permanent establishment of the non-resident in Canada.

Rationale

The location of a server in Canada may constitute a place of business of a non-resident person if it is at the disposal of the person, such as where it is owned (or leased) and used by the person. In this example, the server on which the Web site is being hosted is at the disposal of the non-resident as the non-resident leases and uses the server. The server is automated equipment that operates on its own. Personnel are not required at its location in order for it to constitute a place of business. The server is a fixed place of business as it is permanently located at a particular place. Furthermore, the non-resident is considered to be making supplies through that fixed place of business. As the nature of the non-resident's business is the supply of on-line access to the music files, the functions carried out through the operation of the server are considered to be a significant and essential part of the non-resident's business.

EXAMPLE NO. 9 – STORAGE OF GOODS

Facts

1. A non-resident is in the business of supplying goods by way of sale. On a regular basis, the non-resident purchases the goods from a registrant in Canada for resale. For logistical purposes, the non-resident has the registrant ship the goods to a public warehouse in Canada for storage until they are resold and shipped to the non-resident’s customers.

2. The non-resident enters into a long-term agreement with the public warehouse to rent space in the warehouse to store the goods. The space is a designated area in the warehouse that is used exclusively for the storage of the non-resident’s goods and allows the non-resident to easily load the goods for transport to its customers. The non-resident has unrestricted access to the area in the warehouse so that the goods may be picked up for transport at any time.

3. Goods of the non-resident that are shipped to the warehouse are received and moved by employees of the warehouse to the designated area and stored there until they are picked up by the non-resident for delivery to its customers.

4. The non-resident uses its own trucks to transport the goods from the warehouse to its customers’ locations. The drivers employed by the non-resident load the goods in the quantities specified by the non-resident.

5. The non-resident’s goods are shipped to and from the warehouse several times a week.

6. The non-resident does not solicit orders for supplies of the goods in Canada and only sells them to customers located outside Canada. Delivery of all goods supplied by the non-resident occurs outside Canada.

7. The non-resident does not undertake any activities at the warehouse other than those previously described. Also, the non-resident does not does not have any employees or agents in Canada other than as described above.

Decision

The non-resident does not have a permanent establishment in Canada as a result of the storage of its goods at the public warehouse.

Rationale

The area in the warehouse is space that is at the disposal of the non-resident notwithstanding that it is in the premises of another person. However, it is not a fixed place of business through which the non-resident makes supplies because the activity undertaken at the warehouse is an auxiliary activity in relation to the non-resident's business of selling goods. Specifically, the area at the warehouse is used by the non-resident solely for the purpose of storing goods.

EXAMPLE NO. 10 – LEASING OF EQUIPMENT

Facts

1. A non-resident company owns industrial equipment that it supplies by way of lease to a Canadian company pursuant to a long-term lease.

2. The equipment is delivered to the Canadian company at its manufacturing facility in Canada.

3. Personnel of the non-resident company enter Canada for a few days at the beginning of the lease to assist the Canadian company in setting up the equipment at its factory in Canada.

4. The Canadian company is responsible for the ongoing operation and maintenance of the equipment.

5. Throughout the term of the lease, personnel of the Canadian company will operate the equipment to manufacture its products at its factory.

Decision

The non-resident does not have a permanent establishment in Canada as a result of the equipment being located in Canada.

Rationale

Although the non-resident is making supplies to the Canadian company, the non-resident does not have a permanent establishment in Canada merely as a result of the equipment being located in Canada. The non-resident neither operates nor controls the use of the equipment. The equipment and its location are not considered to be at the disposal of the non-resident. The equipment is under the control of the Canadian company that is fully responsible for its operation and maintenance at its manufacturing facility.

EXAMPLE NO. 11 – SEABED EXPLORATION

Facts

1. A non-resident company is hired by a Canadian resident company to perform hydrocarbon exploration and development under an exploration licence on the seabed of the continental shelf of Canada off the coast of Nova Scotia.

2. The non-resident company has expertise in offshore hydrocarbon exploration and development in the North Atlantic.

3. The non-resident company will import their own vessel and equipment. The vessel captain, geologist and seismologist are employed by the non-resident company. The Canadian company employs the remaining workers.

4. The non-resident company will anchor the vessel at the port of Halifax whenever the vessel captain believes the weather inclement or they require provisions.

5. The Canadian company has contracted with the non-resident company for the next three seasons as exploration can only be conducted between April and November due to weather and sea conditions.

Decision

The non-resident company has a permanent establishment in Canada.

Rationale

The business of the non-resident company is seabed exploration and development. In light of the nature of the non-resident company’s business it is considered to be conducting significant and essential business activities in Canada.

The non-resident company conducts the activities over and on the seabed of the continental shelf of Canada. “Canada” includes the seabed of the continental shelf of Canada.

The non-resident company is also considered to be making supplies through a fixed place of business in Canada. Although the vessel is transportable within the exploration area, the business activities being conducted through the operation of the vessel are confined to a single contract and to a specific geographical area (i.e. the area defined in the exploration licence) thus constituting a place of business in Canada. The activities are of a sufficient duration for the place of business to be considered fixed.

EXAMPLE NO. 12 – CONSTRUCTION

Facts

1. A non-resident construction firm wins a bid to re-engineer and resurface all the existing runways and build additional runways at an international airport in Canada.

2. The non-resident company will import specialized machinery and its experienced personnel will enter Canada to perform the work.

3. The project is expected to last a total of thirteen months, including preparatory work.

Decision

The non-resident company has a permanent establishment in Canada.

Rationale

There is a fixed place of business as the construction work is being carried out by the non-resident company pursuant to a single contract within a specific geographical location (the area surrounding the airport) for a sufficient period of time.

The non-resident company is considered to be making supplies through this fixed place of business because the construction work is an essential and significant activity that is the very nature of its business activity.

EXAMPLE NO. 13 – DEPENDENT AGENT

Facts

1. An established non-resident company is in the business of supplying highly specialized software that it has developed for use by software development companies.

2. Recognizing the potentially valuable Canadian market for this product, a Canadian company enters into an exclusive agency agreement with the non-resident company to solicit and make supplies of the software in Canada on behalf of the non-resident. The Canadian company is the sole agent of the non-resident company in Canada.

3. The Canadian company's only business activity is the supply of the software on behalf of the non-resident company. The agency agreement explicitly prohibits the Canadian company from making supplies of any other type of software in Canada on behalf of any other person.

4. The non-resident company has established a standard software agreement that is to be used by the Canadian company. Pursuant to the terms of the agency agreement, the Canadian company may enter into the standard software agreement in Canada with recipients on behalf of and in the name of the non-resident company. The Canadian company does not require the final approval of the non-resident company to conclude the contract in its name unless the standard agreement is modified. As is often the case, if any modifications to the agreement are requested, the Canadian company is to formally advise the non-resident company and obtain its approval of the modifications.

5. At no time does the Canadian company obtain ownership of the software supplied to Canadian customers, nor does it incur any risk of loss with respect to the software supplied to Canadian customers.

6. Pursuant to the terms of the agency agreement, the Canadian company is to follow the established detailed instructions of the non-resident company with respect to all aspects of the supply of the software and the conduct of the Canadian company's work including the manner in which: the Canadian company is to identify itself as an agent of the non-resident company, clients are to be solicited and the product marketed, agreements for the supply are to be concluded. Training by the non-resident company in these areas is provided to the personnel of the Canadian company.

7. The price of the software is established and may only be modified by the non-resident company. Payments for the software are made by Canadian customers to the Canadian company in the name of the non-resident company and subsequently transmitted by the Canadian company to the non-resident company.

8. The Canadian company is subsequently paid a commission by the non-resident company. The commission received by the Canadian company for each particular supply of the software product is equal to a fixed percentage of the price of the software. The Canadian company is also fully reimbursed by the non-resident company for any pre-approved marketing expenses incurred by the Canadian company.

9. Following receipt of payment for the software, the non-resident sends the software from its location outside Canada to the Canadian customer.

10. The Canadian company has an office in Canada from which its personnel conducts its business. Agreements are typically concluded at these premises and it is identified, including on the non-resident's Web site, as the contact point for both existing and prospective Canadian customers.

Decision

The non-resident company has a permanent establishment in Canada.

Rationale

The Canadian company is acting as an agent on behalf of the non-resident company with respect to the supplies of software. The Canadian company is not an independent agent as it is subject to detailed instructions and comprehensive control by the non-resident company. Another indication that the Canadian company is not an independent agent is that it does not act on behalf of any supplier other than the non-resident company.

The Canadian company has its own fixed place of business in Canada (its office) and the supplies being made by the non-resident through the Canadian company are significant and essential activities.

EXAMPLE NO. 14 – INDEPENDENT AGENT

Facts

1. A Canadian company is in the business of acting as an agent in supplying various types of industrial tools in Canada on behalf of Canadian and non-resident manufacturers to Canadian retailers.

2. The Canadian company has extensive knowledge of the industrial tool industry and is renowned in the industry for being able to achieve high sales levels.

3. The Canadian company has an office in Canada from which it conducts all of its business.

4. The Canadian company has a standard agency agreement that it enters into with each manufacturer that wishes to have it act as its agent. Under the agreement, the Canadian company is to act as a non-exclusive agent on behalf of the manufacturer in supplying tools. The agreement provides that the Canadian company will undertake its best efforts to achieve high sales levels of the particular manufacturer's products. Within the scope of the authority conferred by the agency agreement, the Canadian company is free to conduct its business of selling the products in the manner that it deems appropriate.

5. The Canadian company enters into a contract for the supply of tools to Canadian customers on behalf of a particular non-resident manufacturer in the name of the manufacturer. The agreements are typically concluded by the Canadian company from its Canadian office.

6. The Canadian company does not obtain ownership of the tools.

7. The Canadian company accepts payments from customers at its office. Orders accepted and transmitted by the Canadian company to the non-resident manufacturer are automatically approved, processed and shipped from its location outside Canada.

8. The Canadian company is paid a commission by the manufacturer that is generally equal to a fixed percentage of the value of sales achieved. This commission rate takes into account the fact that the Canadian company is to incur any marketing and sales expenses on its own behalf to promote the manufacturer's products.

9. Pursuant to the agreement, if the Canadian company manages to achieve a certain level of sales beyond what has been initially targeted, including where the company negotiates a higher price (which it has the freedom to do under the agreement), its commission rate on those additional sales is increased.

Decision

The non-resident manufacturer does not have a permanent establishment in Canada as a result of the agreement it enters into with the Canadian company.

Rationale

The Canadian company is acting as an agent in making supplies on behalf of the non-resident manufacturer and has its own fixed place of business in Canada. However, this does not result in the non-resident having a permanent establishment in Canada given that the Canadian company is an independent agent acting in the ordinary course of its business.

The Canadian company is an independent agent because it is not subject to detailed instructions and comprehensive control by the non-resident manufacturer with respect to the manner in which it conducts its business. The Canadian company also acts on behalf of numerous suppliers.

Footnotes

1 Subsection 132(2) of the Act

2 Subsection 240(1) of the Act

3 Section 148 of the Act

4 Unless the non-resident only has a permanent establishment in Canada based on the fixed place of business of another person acting in Canada on behalf of the non-resident (subsection 240(6) of the Act).

5 Subsection 143(1) of the Act

6 Part V of Schedule VI to the Act

7 Section 218 of the Act

8 Subsection 132(3) of the Act

9 Subsection 132(4) of the Act and Section 220 of the Act

Date Modified: 2005-03-23

Important Notices